EXHIBIT 99.2

                    CERTIFICATION BY CHIEF FINANCIAL OFFICER
              IN ACCORDANCE WITH SECTION 906 OF SARBANES-OXLEY ACT

     In accordance with Section 906 of the Sarbanes-Oxley Act, I, Terri A. Hunter, Chief Financial Officer of Billserv, Inc. (the "Company"), state and attest, to the best of my knowledge, that the Company's Form S-3, filed with the Securities and Exchange Commission on or about November 14, 2002, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934. The information contained in this Form S-3 fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Terri A. Hunter
-----------------------------------
Executive Vice President
and Chief Financial Officer
November 14, 2002

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